UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 28, 2005

                          JoS. A. Bank Clothiers, Inc.
             (Exact name of registrant as specified in its charter)


          Delaware                  0-23874                     36-3189198
(State or other jurisdiction      (Commission                  (IRS Employer
      of incorporation)           File Number)              Identification No.)


            500 Hanover Pike                                       21074
           Hampstead, Maryland
(Address of principal executive offices)                         (Zip Code)


        Registrant's telephone number, including area code (410) 239-2700
         (Former name or former address, if changed since last report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 8.01  OTHER EVENTS

On November 28, 2005, JoS. A. Bank Clothiers, Inc. issued a press release (the "Press Release") in which the Company announced that a conference call is scheduled on December 5, 2005 to review the fiscal third quarter operating results. A copy of the Press Release is attached as Exhibit 99.1.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

Exhibit
Number            Description
-------           -----------
99.1              Press Release dated November 28, 2005



                                    SIGNATURE
                                    ---------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            JoS. A. Bank Clothiers, Inc.
                                            (Registrant)

                                            By: /s/ Robert N. Wildrick
                                               ---------------------------------
                                            Robert N. Wildrick
                                            Chief Executive Officer and Director


Dated:  November 28, 2005


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


EXHIBIT INDEX

Exhibit
Number            Description
-------           -----------
99.1              Press Release dated November 28, 2005




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